                                                          [LOGO]

                                                    FUND FOR
                                                   GOVERNMENT
                                                    INVESTORS

                            ----------------------------------------------------

                                                  Annual Report

                                                   December 31, 1997

                FUND FOR             [LOGO]
                              GOVERNMENT INVESTORS

                              A MONEY MARKET FUND

                                 ANNUAL REPORT
                               December 31, 1997

--------------------------------------------------------------------------------

                                                                January 29, 1998

Dear Shareholders:

    Fund for Government Investors ended the year with net assets of $572 million on December 31, 1997. Net income averaged 4.40% of net assets for the year, down from 4.41% for the year ended December 31, 1996. The average maturity for the Fund on December 31, 1997 was 38 days.

    In 1997 we witnessed an economy that continued to move along with little sign of inflation. The rates on T-Bills were relatively stable during the year, with the exception of a temporary spike near the end of the year due to foreign central bank selling of shorter term U.S. Government securities as a result of economic difficulties in Asia. After the Federal Funds rate hike earlier this year in March, the Federal Reserve chose not to make any further adjustments, as the rapid growth of the first quarter slowed considerably for the remainder of the year. Though the labor market remains tight, a possible inflationary concern to the Fed, increases by companies in productivity have been able to keep wage pressure from resulting in increased consumer prices.

    We expect 1998 to continue to exhibit an environment of low inflation, as economic growth should slow from the pace of 1997, due in no small part to the effects on our economy from Asian currency and market difficulties. We look for the Fed not to intervene in the near future as there is not enough inflationary growth to warrant a hike, and employment data remains enough of a concern to keep the Fed from easing.

    Fund for Government Investors continues its philosophy of conservative investing with safety of assets our primary concern. And as always, we thank you for your continued support and look forward to serving you in 1998.

/s/ DANIEL L. O'CONNOR                    /s/ RICHARD J. GARVEY
Daniel L. O'Connor                        Richard J. Garvey
Chairman of the Board                     President

   4922 Fairmont Avenue  Bethesda, Maryland 20814  800-621-7874  301-657-1517

                         FUND FOR GOVERNMENT INVESTORS

                            STATEMENT OF NET ASSETS

                               December 31, 1997

                                                                                  ANNUALIZED
             PAYABLE AT                         MATURITY                        YIELD ON DATE                      VALUE
              MATURITY                            DATE                           OF PURCHASE                      (NOTE 1)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES TREASURY BILLS -- 99.6% OF NET ASSETS

            $ 75,000,000   ..............      January 8, 1998  ..............      5.05%       ..............  $ 74,928,250
              75,000,000   ..............     January 15, 1998  ..............       5.11       ..............    74,854,750
              72,845,000   ..............     January 22, 1998  ..............   5.07 - 5.08    ..............    72,633,410
              50,000,000   ..............     January 29, 1998  ..............       5.06       ..............    49,808,278
              25,000,000   ..............     February 5, 1998  ..............       5.25       ..............    24,875,799
              75,000,000   ..............    February 12, 1998  ..............   5.28 - 5.29    ..............    74,550,104
              75,000,000   ..............    February 26, 1998  ..............       5.26       ..............    74,402,666
              50,000,000   ..............        March 5, 1998  ..............       5.22       ..............    49,555,500
              50,000,000   ..............       March 12, 1998  ..............       5.29       ..............    49,499,306
              25,000,000   ..............       March 19, 1998  ..............       5.18       ..............    24,730,500
                                                                                                                ------------

                                           Total Investments (Cost $569,838,563*)                                569,838,563

                                           Other Assets Less Liabilities -- 0.4%                                   2,474,712
                                                                                                                ------------

                                           Net Assets -- 100.0%                                                 $572,313,275
                                                                                                                ------------
                                                                                                                ------------

                                               Net Asset Value Per Share
                                               (Based on 572,313,275 Shares Outstanding)
                                                                                                                       $1.00
                                                                                                                ------------
                                                                                                                ------------

              *Same cost is used for Federal income tax purposes.

                Weighted Average Maturity of Portfolio: 38 Days

                       See Notes to Financial Statements.

                         FUND FOR GOVERNMENT INVESTORS

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1997

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:

INVESTMENT INCOME (Note 1)....................................................................  $29,428,044

EXPENSES
  Investment Advisory Fee (Note 2)................................................  $2,824,552
  Administrative Fee (Note 2).....................................................   1,430,307    4,254,859
                                                                                    ----------  -----------

NET INVESTMENT INCOME.........................................................................  $25,173,185
                                                                                                -----------
                                                                                                -----------

                       See Notes to Financial Statements.

                         FUND FOR GOVERNMENT INVESTORS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                       For the Years Ended
                                                          December 31,
                                              -------------------------------------
                                                    1997                1996
                                              -----------------   -----------------

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS AND DECLARED AS DIVIDENDS TO
SHAREHOLDERS (Note 1).......................  $     25,173,185     $    25,210,604
                                              -----------------   -----------------
                                              -----------------   -----------------

FROM SHARE TRANSACTIONS
(at constant net asset value of $1)

    Shares Purchased........................  $  2,978,762,541     $ 2,826,372,757
    Dividends Reinvested....................        24,697,986          24,524,702
                                              -----------------   -----------------

    Total...................................     3,003,460,527       2,850,897,459
    Shares Redeemed.........................    (2,966,472,206)     (2,892,766,936)
                                              -----------------   -----------------

    Increase (Decrease) in Net Assets.......        36,988,321         (41,869,477)

NET ASSETS - Beginning of Year..............       535,324,954         577,194,431
                                              -----------------   -----------------

NET ASSETS - End of Year....................  $    572,313,275     $   535,324,954
                                              -----------------   -----------------
                                              -----------------   -----------------

                       See Notes to Financial Statements.

                         FUND FOR GOVERNMENT INVESTORS

                              FINANCIAL HIGHLIGHTS

                                               For the Years Ended December 31,
                                          -------------------------------------------
                                           1997     1996     1995     1994     1993
                                          -------  -------  -------  -------  -------

PER SHARE OPERATING PERFORMANCE:
  Net Asset Value - Beginning of Year...    $1.00    $1.00    $1.00    $1.00    $1.00
                                          -------  -------  -------  -------  -------
  Income from Investment Operations:
    Net Investment Income...............    0.044    0.044    0.049    0.033    0.023
                                          -------  -------  -------  -------  -------
      Total from Investment
        Operations......................    0.044    0.044    0.049    0.033    0.023
                                          -------  -------  -------  -------  -------
  Distributions to Shareholders:
    From Net Investment Income..........   (0.044)  (0.044)  (0.049)  (0.033)  (0.023)
                                          -------  -------  -------  -------  -------
      Total Distributions to
        Shareholders....................   (0.044)  (0.044)  (0.049)  (0.033)  (0.023)
                                          -------  -------  -------  -------  -------
  Net Increase in Net Asset Value.......     0.00     0.00     0.00     0.00     0.00
                                          -------  -------  -------  -------  -------
  Net Asset Value - End of Year.........    $1.00    $1.00    $1.00    $1.00    $1.00
                                          -------  -------  -------  -------  -------
                                          -------  -------  -------  -------  -------

TOTAL INVESTMENT RETURN.................    4.49%    4.50%    5.04%    3.38%    2.37%

RATIOS TO AVERAGE NET ASSETS:
  Expenses..............................    0.74%    0.74%    0.74%    0.75%    0.75%
  Net Investment Income.................    4.40%    4.41%    4.93%    3.31%    2.32%

SUPPLEMENTARY DATA:
  Number of Shares Outstanding at End of
    Year with a Net Asset Value of $1
    (000's omitted).....................  572,313  535,325  577,194  524,154  600,766

                       See Notes to Financial Statements.

                         FUND FOR GOVERNMENT INVESTORS

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

Fund for Government Investors (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and invests only in U.S. Government Securities. The Fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund consistently follows:

       (a) Investments are valued at amortized cost, which approximates market value. Amortized cost is the purchase price of the security plus accumulated discount or minus amortized premium from the date of purchase.

       (b) Investment income is recorded as earned.

       (c) Net investment income is computed, and dividends are declared daily. Dividends are paid monthly and reinvested in additional shares unless shareholders request payment.

       (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2. INVESTMENT ADVISER AND SHAREHOLDER SERVICING AGENT

Investment advisory and management services are provided by Money Management Associates under an agreement whereby the Fund pays a fee at an annual rate based on the Fund's average daily net assets as follows: 0.50% of the first $500 million; 0.45% of the next $250 million; 0.40% of the next $250 million; and 0.35% of the net assets that exceed $1 billion. Certain Officers and Trustees of the Fund are affiliated with Money Management Associates.

Rushmore Trust and Savings, FSB, a majority-owned subsidiary of Money Management Associates, provides custodial services, transfer agency, dividend disbursing and other shareholder services to the Fund. Rushmore Trust is paid an administrative fee of 0.25% of average daily net assets to cover the cost of these services as well as other expenses of the Fund except for interest and extraordinary legal expenses.

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
of Fund for Government Investors:

We have audited the statement of net assets of Fund for Government Investors (the Fund) as of December 31, 1997, the related statements of operations for the year then ended and of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for each of the five years in the period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the net assets of Fund for Government Investors at December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/s/ DELOITTE & TOUCHE LLP

Princeton, New Jersey

January 23, 1998